Exhibit 99.1

Forward-Looking Statements

Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  They include, for example,
statements about our business outlook, assessment of market
conditions, strategies, future plans, future sales, prices for our major products, capital spending and tax rates.  These forward-
looking statements are not guarantees of future performance.
They are based on management’s expectations that involve a
number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.  The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk
Factors” in Strategic Hotel Capital’s Form S-3 filed on June 30,
2005 and from time to time, in Strategic Hotel Capital’s other filings with the Securities and Exchange Commission.

Company Overview

Intensive asset managers

High quality portfolio; intrinsic real estate value

Embedded internal growth opportunities

$1.3 billion acquisition track record since IPO

“Life cycle” driven capital recycling program

Building Long-Term Earnings Growth

Strategic Hotels & Resorts

Company Highlights

Value Creators

Real estate focused

Operating upside through asset management

Physical changes

Repositioning and remarketing

Marriott
Fairmont
HOTELS & RESORTS
Hilton
Marriott
INTER-CONTINENTAL
Marriott
Marriott
HYATT
HYATT
HYATT
HOTEL DEL CORONADO
INTER-CONTINENTAL
INTER-CONTINENTAL
FOUR SEASONS
FOUR SEASONS

STRATEGIC
Hotels & Resorts

Portfolio Overview

17 Hotels and Resorts (1)

8,273 Rooms

Champes, Elyseés France

Hamburg, Germany

Prague, Czech Republic

Chicago

Mexico City

Punta Mita Resort

New Orleans

Phoenix
at Civic Plaza

Lincolnshire Resort

Miami

Santa Monica Beach Hotel

Burbank Airport

Half Moon Bay

Mexico City

Punta Mita Resort

New Orleans

Miami

Santa Monica Beach Hotel

Burbank Airport

Half Moon Bay

Mexico City

Punta Mita Resort

New Orleans

Chicago

Miami

Santa Monica Beach Hotel

Burbank Airport

Half Moon Bay

(1)

Hotel del Coronado acquisition is pending.

Rancho Las Palmas

La Jolla

Improving Portfolio Metrics

Note:  Figures represent North American Same Store metrics.

Q3 2004

Q3 2005

RevPAR

$103.98

+13%

$117.12

Total RevPAR

$192.60

+12%

$216.41

EBITDA/room

$2,884

+35%

$3,905

EBITDA margin

16.6%

+21%

20.1%

Seasoned Management Team

Title

Experience

Laurence Geller

President, CEO and founder

40

James Mead

Chief Financial Officer

20

Richard Moreau

SVP, Asset Management

30

Paul White

VP, Asset Manager

25

Dave Hogin

VP, Asset Manager

25

Ken Barrett

VP, Asset Manager

13

Tim Taylor

VP, Capital Projects

25

Jean Shore

Senior Director, Asset Manager

25

Ashley Ewer

Director, Capital Projects

20

Strategic Hotels & Resorts

Industry Update

15%
10%
5%
0%
(5%)
(10%)
(15%)
Percent change
2001
2002
2003
2004
2005
Occupancy
ADR
Supply

STRATEGIC
Hotels & Resorts

U.S. Luxury
Occupancy, ADR, and Supply Percent Change: 2001 – 2005E

Source:  Smith Travel Research

7.4%

4.0%

0.7%

6%
5%
4%
3%
2%
1%
0%
(1%)
(2%)
(3%)
4.9%
0.7%
Luxury
Supply
Demand

STRATEGIC
Hotels & Resorts

U.S. Supply / Demand Imbalance

Source:  Smith Travel Research; September 2005 year-to-date

Gap:  4.2%

Strategic Hotels & Resorts

Operating Strategy

Operating Strategy

Asset management focus

Capital allocation

External growth through acquisitions

Internal growth

Capital recycling

Asset Management Focus
Case Studies

Rebranding and repositioning

Building group demand

Loews Santa Monica:

  17% RevPAR growth

  311 bps increase in EBITDA margin

  22% growth in PACE

Ritz-Carlton Half Moon Bay:

  9% RevPAR growth

  370 bps increase in EBITDA margin

  35% growth in PACE

Loews Santa Monica Beach Hotel

Santa Monica, California

Ritz-Carlton Half Moon Bay

Half Moon Bay, California

External Growth
InterContinental Miami & Chicago

Supply coming out of market

High growth; dominant meetings hotel

2+ acres undeveloped land

45% RevPAR growth

50% growth in PACE

Michigan Avenue frontage

42,370 square feet of meetings space

Redevelopment opportunities

12% RevPAR growth

InterContinental Miami

InterContinental Chicago

$310 million - $210,000 per key

641 rooms

807 rooms

External Growth
Fairmont Chicago

Adjacent to Millennium Park
and Lakeshore East

Premier meetings hotel

Unused space, multiple
opportunities

21% RevPAR growth

692 rooms

$156 million - $224,000 per key

External Growth
Hotel del Coronado

San Diego landmark hotel

28 fee simple beach-front acres

78-unit condo-hotel, spa and
beachclub under construction

Future 144-room hotel; ballroom
and retail expansion

Private equity style transaction

45% managing interest

KKR, KSL Resorts as partners

$745 million; $70 million SLH Investment

Currently 688 Rooms

Internal Growth
Four Seasons Punta Mita

December opening of ocean
front suites, infinity pool and
champagne and sushi bar

24 additional rooms to be
completed by year end 2006

Third quarter results:

37% RevPAR growth

88% growth in EBITDA

678 bps increase in EBITDA margin

Nayarit, Mexico

140 Rooms

Internal Growth
Fairmont Chicago

Fairmont Gold rooms and lounge

10,000 sf spa and fitness center

Gateway into Millennium Park

Soft goods renovation

Opportunistic hotel/condo and
fractional ownership conversion

Internal Growth
Proposed InterContinental Tower

Opportunistic redevelopment

Residential subsidy to transform hotel

71-story mixed use residential, hotel, retail

Key execution criteria:

Substantial transfer of risk

Experienced, credit-worthy partner

Risk adjusted IRR increment

Long term accelerated earnings growth

Identifying and Creating Value

Capital Recycling

Disciplined “life cycle” approach

Acquire, reposition, stabilize, and sell

Strategic redeployment of capital

2005 dispositions:

  Embassy Suites Lake Buena Vista

  Marriott Schaumberg

$900 Million in Hotels Sold Since 1997

Strategic Hotels & Resorts

Financial Overview

Hyatt Regency New Orleans

New Orleans, Louisiana

1,184 Rooms

Taken out of service August 29

Accounting as under development:

  EBITDA = $0

  Capitalize interest

Insurance is adequate for loss:

  $350 million loss limit

  $11 million deductible

  No time limit on business interruption

Third Quarter 2005 Results
($ in millions, except per share figures)

Q3 2004

Q3 2005

EBITDA

$13.8

+91%

$26.3

FFO

$6.7

+94%

$13.0

FFO/share

$0.17

+65%

$0.28

2005 Guidance
($ in millions, except per share figures)

Q4 2005

FY 2005

EBITDA

$24.3

–

$25.9

$113.7

–

$115.2

FFO

$12.8

–

$14.4

$65.0

–

$66.5

FFO/share

$0.24

–

$0.27

$1.45

–

$1.49

Capital Structure

39% Debt / Total Enterprise Value

80% fixed rate debt

$255 million availability under lines

5.1 years average maturity of debt

Summary

Real estate focused strategy

Hands-on intensive management

Upside from cycle

Internal growth opportunities

Investing to ensure sustainable earnings
growth